CASE NAME: In re Entergy New Orleans, Inc.
CASE NUMBER: 05-17697

COMPARATIVE BALANCE SHEET

ASSETS
(Unaudited)(in thousands)(assets at book value)
(prepared for bankruptcy case under U.S. Trustee guidelines)
	Sept. 23, 2005	Sept. 30, 2005	Oct. 31, 2005

CURRENT ASSETS
Cash and cash equivalents:
Cash	$15,555	$46,686	$32,789
Temporary cash investments - at cost,
which approximates market	-	-	-
Total cash and cash equivalents	15,555	46,686	32,789
Accounts receivable:
Customer	69,971	74,165	108,501
Allowance for doubtful accounts	(3,721)	(3,721)	(18,621)
Associated companies	4,305	6,864	14,651
Other	7,683	7,683	2,823
Accrued unbilled revenues	48,626	48,626	13,152
Total accounts receivable	126,864	133,617	120,506
Deferred fuel costs	41,257	41,257	25,503
Fuel inventory - at average cost	6,496	6,997	7,966
Materials and supplies - at average cost	9,322	9,322	9,790
Prepayments and other	20,752	21,249	35,259
TOTAL	220,246	259,128	231,813

OTHER PROPERTY AND INVESTMENTS
Investment in affiliates - at equity	3,259	3,259	3,259
Non-utility property at cost (less accumulated depreciation)	1,107	1,107	1,107
TOTAL	4,366	4,366	4,366

UTILITY PLANT
Electric	696,538	696,538	689,214
Natural gas	195,779	195,779	188,952
Construction work in progress	207,754	207,754	205,134
TOTAL UTILITY PLANT	1,100,071	1,100,071	1,083,300
Less - accumulated depreciation and amortization	433,711	434,471	424,544
UTILITY PLANT - NET	666,360	665,600	658,756

DEFERRED DEBITS AND OTHER ASSETS
Regulatory assets:
Other regulatory assets	120,692	120,692	135,354
Long term receivables	1,812	1,812	1,812
Other	20,621	20,621	20,892
TOTAL	143,125	143,125	158,058

TOTAL ASSETS	$1,034,097	$1,072,219	$1,052,993

COMPARATIVE BALANCE SHEET
LIABILITIES AND SHAREHOLDERS' EQUITY
(Unaudited)(in thousands)
(prepared for bankruptcy case under U.S. Trustee guidelines)
	Sept. 23, 2005	Sept. 30, 2005	Oct. 31, 2005
POST-PETITION LIABILITIES
Taxes payable (Form 2-E, pg. 1 of 3)	$ -	$ 471	$ 4,238
Accounts payable (Form 2-E, pg. 1 of 3)	-	6,363	41,594
DIP credit facility	-	60,000	60,000
TOTAL	-	66,834	105,832

CURRENT LIABILITIES
Currently maturing long-term debt	$ -	$ -	$ -
Notes payable	15,000	15,000	15,000
Accounts payable:
Associated companies	72,120	66,954	52,287
Other	306,795	284,144	263,147
Customer deposits	18,379	18,379	18,200
Taxes accrued	-	-	-
Accumulated deferred income taxes	14,128	14,128	8,049
Interest accrued	2,560	2,560	3,733
Energy Efficiency Program provision	6,871	6,871	6,904
Other	1,889	1,418	115
TOTAL	437,742	409,454	367,435

NON-CURRENT LIABILITIES
Accumulated deferred income taxes and taxes accrued	77,699	77,699	85,306
Accumulated deferred investment tax credits	3,676	3,676	3,641
SFAS 109 regulatory liability - net	45,128	45,128	45,128
Other regulatory liabilities	12,253	12,253	14,915
Accumulated provisions	7,856	7,856	7,890
Pension liability	26,151	26,151	26,681
Long-term debt	229,855	229,855	229,856
Other	4,326	4,326	4,965
TOTAL	406,944	406,944	418,382

TOTAL LIABILITIES	844,686	883,232	891,649

Commitments and Contingencies

SHAREHOLDERS' EQUITY
Preferred stock without sinking fund	19,780	19,780	19,780
Common stock, $4 par value, authorized 10,000,000
shares; issued and outstanding 8,435,900 shares in 2005
and 2004	33,744	33,744	33,744
Paid-in capital	36,294	36,294	36,294
Retained earnings - pre-petition	99,593	99,593	99,593
Retained earnings - post-petition	-	(424)	(28,067)
TOTAL	189,411	188,987	161,344

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$1,034,097	$1,072,219	$1,052,993

CASE NAME: In re Entergy New Orleans, Inc.
CASE NUMBER: 05-17697
STATEMENT OF OPERATIONS
(Unaudited)(in thousands)
(prepared for bankruptcy case under U.S. Trustee guidelines)
	Sept. 23-30,	October
	2005	2005

OPERATING REVENUES
Domestic electric	$6,029	$10,064
Natural gas	724	7,718
TOTAL	6,753	17,782

OPERATING EXPENSES
Operation and Maintenance:
Fuel, fuel-related expenses, and
gas purchased for resale	378	19,111
Purchased power	4,547	29,009
Other operation and maintenance	1,335	4,313
Taxes other than income taxes	471	2,428
Depreciation and amortization	760	2,751
Other regulatory charges (credits) - net	19	408
TOTAL	7,510	58,020

OPERATING INCOME	(757)	(40,238)

OTHER INCOME
Allowance for equity funds used during construction	25	92
Interest and dividend income	69	173
Miscellaneous - net	(11)	(3,289)
TOTAL	83	(3,024)

INTEREST AND OTHER CHARGES
Interest on long-term debt	287	1,078
Other interest - net	80	547
Allowance for borrowed funds used during construction	(19)	(76)
TOTAL	348	1,549

LOSS BEFORE INCOME TAXES	(1,022)	(44,811)

Income taxes	(598)	(17,168)

NET LOSS	(424)	(27,643)

Preferred dividend requirements and other	-	-

LOSS APPLICABLE TO
COMMON STOCK	($424)	($27,643)

CASE NAME: In re Entergy New Orleans, Inc.                                                                                                   CASE NUMBER: 05-17697

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period October 1 to October 31, 2005

CASH RECONCILIATION

1. Beginning Cash Balance (Ending Cash Balance
    from last month's report                                                                                                                        $ 46,685,605.48

2. Cash Receipts (total Cash Receipts from page 2
    of all FORM 2-Ds)                                                                       $ 24,454,018.91

3. Cash Disbursements (total Cash Disbursements
    from page 3 of all FORM 2-Ds)                                                   $ (38,351,109.61)

4. Net Cash Flow                                                                                                                                  $ (13,897,090.70)

5. Ending Cash Balance (to FORM 2-B)                                                                                                $ 32,788,514.78

CASH SUMMARY - ENDING BALANCE

1. ENOI-General Fund-DIP	$ 15,955,468.83	Hibernia National Bank

2. ENOI-RPC*	$ 14,803,437.94	Hibernia National Bank

3. ENOI-Deposit Refund*	$ 0.00	Hibernia National Bank

4. ENOI-APS	$ 254,759.46	Hibernia National Bank

5. ENOI-SERI Refund*	$ 0.00	Hibernia National Bank

6. ENOI-Deposit Refund*	$ 0.00	JPMorgan Chase/Bank One

7. ENOI-EDI	$ 1,566,997.51	JPMorgan Chase/Bank One

8. ENOI-Investment Acct	$ 103,006.04	Dryades

9. ENOI-CD*	$ 100,000.00	Liberty Bank

10. NOPSI-Orig Name*	$ 910.00	Hibernia National Bank

11. Working Fund*	$ 3,935.00	N/A

TOTAL	$ 32,788,514.78

* - (no cash activity during reporting period)

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ADJUSTED CASH DISBURSEMENTS

Cash disbursements on Line 3 above less inter-account transfers & UST fees paid $ 38,351,109.61